UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2017

AIM EXPLORATION INC.
(Exact name of registrant as specified in charter)

Nevada	333-182071	67-0682135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 South Green Valley Parkway, Suite 300 Henderson, Nevada	89012
(Address of principal executive offices)	(Zip Code)

1-844-246-7378
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01
Changes in Company's Certifying Accountant.

(a)   On January 12, 2017 the Board of Directors of Aim Exploration Inc. (the “Company”) dismissed Anton & Chia LLP (“Anton & Chia”) as the principal accountant for the Company.  The Company’s Board of Directors approved the dismissal of Anton & Chia on January 11, 2017.  None of the reports of  Anton & Chia on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company’s audited financial statements contained in its Form 10-K for the year ended August 31, 2015 and August 31, 2016, filed with the Commission on December 15, 2016, contained a going concern qualification in the Company's audited financial statements.

There were no disagreements between the Company and Anton & Chia, for the two most recent fiscal years and any subsequent interim period through January 12, 2016 (the date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Anton & Chia, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

 The Company provided a copy of the foregoing disclosures to Anton & Chia prior to the date of the filing of this Report with the U.S. Securities and Exchange Commission (“SEC”) and requested that Anton & Chia furnish a letter addressed to the SEC stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)  On or about January 12, 2017, the Company’s Board of Directors approved the engagement of BF Borgers CPA PC (“Borgers”) as its principal accountant to audit the Company’s financial statements as successor to Anton & Chia.  During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with the entity of Borgers regarding the application of accounting principles to a specific transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Borgers provide advice to the Company, either  written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of BF Borgers CPA on any matter that was the subject of a disagreement or a reportable event.

Item 9.01
Financial Statements and Exhibits.

      Exhibit
     Number        Description

      16.1         Letter from Anton & Chia dated January 12, 2017 regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM EXPLORATION INC.

Date: January 12, 2017	By:	/s/ James Robert Todhunter
James Robert Todhunter, President & C.E.O.